Exhibit 10.1

EXECUTION COPY
AMENDMENT NO. 1
Dated as of March 22, 2013
to
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of May 18, 2012
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 22, 2013 by and among Crane Co., a Delaware corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Second Amended and Restated Credit Agreement dated as of May 18, 2012 by and among the Company, the Borrowing Subsidiaries from time to time party thereto (together with the Company, the “Borrowers”), the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to provide additional commitments under and make certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:
(a)    The first recital to the Credit Agreement is amended and restated in its entirety to read as follows:
SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 18, 2012 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among CRANE CO., the BORROWING SUBSIDIARIES party hereto, the LENDERS party hereto, the DEPARTING LENDERS (if any) party hereto, WELLS FARGO BANK, N.A., as syndication agent (in such capacity, the “Syndication Agent”), RBS CITIZENS, N.A., TD BANK, N.A. and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as documentation agents (in such capacities, the “Documentation Agents”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

7463776v.5

Exhibit 10.1

(b)    The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the reference to “Section 2.07” appearing therein and to replace such reference with “Section 2.08” and (ii) amend and restate the final two sentences thereof in their entirety to read as follows:
The amount of each Lender’s Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable. As of the Amendment No. 1 Effective Date, the aggregate amount of the Lenders’ Commitments is $500,000,000.
(c)    Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in proper alphabetical order and, where applicable, replace the corresponding previously existing definitions:
“364-Day Credit Agreement” means the 364-Day Credit Agreement dated as of March 22, 2013 among the Company, the Subsidiaries of the Company party thereto from time to time as subsidiary borrowers, the financial institutions party thereto from time to time as lenders and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, supplemented or otherwise modified from time to time.
“Amendment No. 1 Effective Date” means March 22, 2013.
“Documentation Agent” means each of RBS Citizens, N.A., TD Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. in its capacity as documentation agent for the credit facility evidenced by this Agreement.
“LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in any Agreed Currency for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page on such screen) at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period, as the rate for deposits in such Agreed Currency in the London interbank market with a maturity comparable to such Interest Period. In the event that such rate does not appear on such page (or on any successor or substitute page), the “LIBO Rate” shall be determined by reference to such other publicly available service displaying interest rates applicable to deposits in such Agreed Currency in the London interbank market as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which deposits in such Agreed Currency in reasonable market size and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period.
“Quotation Day” means, with respect to any Eurocurrency Borrowing and any Interest Period, the Business Day on which it is market practice in the London interbank market for the Administrative Agent to give quotations for deposits in the Agreed Currency of such Eurocurrency Borrowing for delivery on the first day of such Interest Period.
“Syndication Agent” means Wells Fargo Bank, N.A. in its capacity as syndication agent for the credit facility evidenced by this Agreement.

Exhibit 10.1

(d)    Section 2.13(b) of the Credit Agreement is amended to add the phrase “or for the applicable Agreed Currency” immediately following the phrase “included in such Borrowing for such Interest Period” appearing therein.
(e)    Section 2.24(c) of the Credit Agreement is amended to add the phrase “(x) no Event of Default has occurred and is continuing and (y)” immediately after the phrase “to the extent” appearing in clause (i) thereof.
(f)    Section 6.01 of the Credit Agreement is amended to (i) change clauses (b) through (h) thereof to new clauses (c) through (i) thereof and (ii) add the following as a new clause (b) thereof:
(b)    Indebtedness created under the 364-Day Credit Agreement;
(g)    The final paragraph of Article VIII of the Credit Agreement is amended to delete each reference to “Syndication Agents” appearing therein and to replace each such reference with “Syndication Agent”.
(h)    Article IX of the Credit Agreement is amended to add the following new paragraph to the end thereof:
Notwithstanding anything in this Article IX to the contrary, the Company shall not be deemed to be a guarantor of any Guaranteed Obligations arising out of or in connection with any Hedging Agreements if the Company is not an “Eligible Contract Participant” (as defined in § 1(a)(18) of the Commodity Exchange Act and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC (collectively, and as now or hereafter in effect, the “ECP Rules”)) to the extent that the providing of such guaranty by the Company would violate the ECP Rules or any other applicable law or regulation. This paragraph shall not affect any Guaranteed Obligations not arising out of or in connection with any Hedging Agreements, nor shall it affect any Guaranteed Obligations arising out of or in connection with any Hedging Agreements to the extent the Company qualifies as an “Eligible Contract Participant” (so defined).
(i)    Section 10.04(b)(i) of the Credit Agreement is amended to add the phrase “or delayed” immediately after the phrase “unreasonably withheld” appearing therein.
(j)    Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached hereto.
2.    New Lenders.
(a)    Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the Amendment No. 1 Effective Date (each, an “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Amendment No. 1 Effective Date, become a Lender for all purposes of the Credit Agreement, with a Commitment as set forth on Schedule 2.01 attached hereto.
(b)    Each undersigned New Lender (i) represents and warrants that it is legally authorized to enter into this Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit

Exhibit 10.1

analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
3.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, each New Lender, each existing Lender increasing its Commitment under the Credit Agreement (each such existing Lender, collectively with each New Lender, being referred to herein collectively as the “New Money Lenders”), the Issuing Bank and the Administrative Agent.
(b)    The Administrative Agent shall have received (i) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Skadden, Arps, Slate, Meagher, & Flom LLP, counsel for the Company and (ii) a favorable written opinion (addressed to the Administrative Agent and the Lenders dated the Amendment No. 1 Effective Date) of Augustus I. duPont, general counsel for the Company, and in each case covering such other matters relating to the Company, the Loan Documents or this Amendment as the Administrative Agent shall reasonably request. The Borrowers hereby request such counsels to deliver such opinions.
(c)    The Administrative Agent shall have received (i) a certificate signed by a Financial Officer of the Company certifying that, after giving effect to this Amendment, the Company is in compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement and (ii) documents consistent with those delivered on the Effective Date of the Credit Agreement as to the corporate power and authority of the Borrowers to borrow under the Credit Agreement after giving effect to this Amendment.
(d)    The Administrative Agent shall have received, for the account of each New Money Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the New Money Lenders.
(e)    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.
4.    Representations and Warranties of the Company. In order to induce the New Money Lenders, the Required Lenders and the Administrative Agent to enter into this Amendment, the Company hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to

Exhibit 10.1

applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in the Credit Agreement (other than the representations contained in Section 3.04(b) and 3.06(a)) and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects).
5.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
7.    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Exhibit 10.1

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

Exhibit 10.1

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CRANE CO.,
as a Borrower

By:/s/ Andrew L . KrawittName: Andrew L. Krawitt
Title: Vice President and Treasurer

Attest:
By:/s/ Eugene J. Eskildsen
Name: Eugene J. Eskildsen
Title: Assistant Treasurer

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of May 18, 2012
Crane Co.

Exhibit 10.1

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank and as Administrative Agent

By:/s/ D. Scott Farquhar
Name: D. Scott Farquhar
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of May 18, 2012
Crane Co.

Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Thomas Molitor
Name: Thomas Molitor
Title: Managing Director

RBS CITIZENS, N.A., as a Lender

By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Documentation Agent and individually as a Lender

By: /s/ Lawrence Elkins
Name: Lawrence Elkins
Title: Vice President

TD BANK, N.A.., as a Lender

By: /s/ David Perlman
Name: David Perlman
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of May 18, 2012
Crane Co.

Exhibit 10.1

THE BANK OF NEW YORK MELLON, as a Lender

By: /s/ Donald G. Cassidy, Jr.
Name: Donald G. Cassidy, Jr.
Title: Managing Director

BMO HARRIS FINANCING, INC., as a Lender

By: /s/ Mark Mital
Name: Mark Mital
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Aidan R. Spoto_
Name: Aidan R. Spoto
Title: VP, Senior Relationship Manager

COMMERZBANK AG New York Branch, as a Lender

By: /s/ Patrick Hartweger
Name: Patrick Hartweger
Title: Managing Director

By: ____/s/ Michael Weinert_____
Name: Michael Weinert
Title: Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of May 18, 2012
Crane Co.

Exhibit 10.1

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Robert C. Mayer, Jr.
Name: Robert C. Mayer, Jr.
Title: Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Jordan Fragiacomo
Name: Jordan Fragiacomo
Title: Vice President

Signature Page to Amendment No. 1 to
Second Amended and Restated Credit Agreement dated as of May 18, 2012
Crane Co.

Exhibit 10.1

SCHEDULE 2.01

LENDERS AND COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$80,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION	$70,000,000

RBS CITIZENS, N.A.	$45,000,000

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$45,000,000

TD BANK, N.A.	$45,000,000

THE BANK OF NEW YORK MELLON	$37,500,000

BMO HARRIS FINANCING, INC.	$37,500,000

HSBC BANK USA, NATIONAL ASSOCIATION	$25,000,000

COMMERZBANK AG	$25,000,000

U.S. BANK NATIONAL ASSOCIATION	$25,000,000

FIFTH THIRD BANK	$25,000,000

UBS LOAN FINANCE LLC	$40,000,000

TOTAL COMMITMENTS	$500,000,000